UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): February 19, 2008

TREX COMPANY, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-14649	54-1910453
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

160 Exeter Drive Winchester, Virginia	22603-8605
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (540) 542-6300

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 2.05	Costs Associated with Exit or Disposal Activities

On February 19, 2008, the Board of Directors of Trex Company, Inc. (the “Company”) approved a plan to reduce operating expenses by reducing the Company’s workforce by approximately 30 salaried employees, effective February 21, 2008. The reduction affected salaried employees at the Company’s corporate headquarters, research and development facility, and Fernley, Nevada and Winchester, Virginia manufacturing plants. All eligible employees will receive severance compensation. The Company will take an estimated $475,000 charge for severance payments in the quarter ending March 31, 2008. A copy of the Company’s press release is furnished herewith as Exhibit 99.1 and is incorporated herein by reference.

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits

Exhibit No.	Description of Exhibit

99.1	Press Release of the Company issued on February 22, 2008

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

TREX COMPANY, INC.

Date: February 22, 2008	/s/ Ronald W. Kaplan
Ronald W. Kaplan
President and Chief Executive Officer

Index to Exhibits

Exhibit No.	Description of Exhibit
99.1	Press Release of the Company issued on February 22, 2008.

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